UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21879
Oppenheimer Rochester Massachusetts Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end:  March 31
Date of reporting period:  03/31/2008

Item 1. Reports to Stockholders.
March 31, 2008

Oppenheimer RochesterTM State Specific Municipal Funds	Management Commentaries and Annual Report

Oppenheimer RochesterTM Maryland Municipal Fund Oppenheimer RochesterTM Massachusetts Municipal Fund
MANAGEMENT COMMENTARIES
     Market Recap and Outlook
     Listing of Top Holdings
ANNUAL REPORT
     Fund Performance Discussion
     Listing of Investments
     Financial Statements
“After 25 years in the business of municipal fund management, I still don’t pretend to have seen it all. But, allowing tax-free yields to compound over time has clearly been a winning strategy for shareholders.”
— Ronald H. Fielding, Chief Strategist, Senior Vice President and
Senior Portfolio Manager, OppenheimerFunds/Rochester

OppenheimerFunds® The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
Top Ten Categories

Single-Family Housing	13.2%
Hospital/Health Care	13.1
Tobacco—Master Settlement Agreement	12.4
Multifamily Housing	9.3
Special Tax	9.2
Sewer Utilities	5.9
Adult Living Facilities	5.7
Electric Utilities	4.5
Higher Education	4.0
Oil & Gas	3.0
Portfolio holdings are subject to change. Percentages are as of March 31, 2008, and are based on the total market value of investments.
Credit Allocation

AAA	8.9%
AA	23.6
A	9.6
BBB	39.3
BB or lower	18.6
Allocations are subject to change. Percentages are as of March 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 24% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
17   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2008, followed by a graphical com parison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. We are pleased to report that Oppenheimer Rochester Maryland Municipal Fund distributed high levels of tax-free income to its shareholders during this reporting period, providing higher yields than many fixed-income alternatives on an after-tax basis. Based on the distribution for the 28-day accrual period ended March 25, 2008, the distribution yield at the end of this period for the Fund’s Class A shares was 5.68% at net asset value. Lipper Inc.—an independent mutual fund rating service—reported an average distribution yield of 3.78% among the 40 funds in its Maryland Municipal Debt Funds category on March 31, 2008.1
     Oppenheimer Rochester Maryland Municipal Fund distributed dividends of 61.1 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend distribution for Class A shares of Oppenheimer Rochester Maryland Municipal Fund increased to 5.1 cents in May 2007, from 5.0 cents. Distributions for other share classes were adjusted accordingly. No capital gains were distributed this reporting period. Late in this reporting period, the Fund began accruing for an April 2008 payout of 5.2 cents per Class A shares.
     At the end of this reporting period, the Fund had more than 185 holdings and an overall credit quality of A-minus. Despite the broad turmoil in the municipal market, which caused widespread declines in NAVs, the Fund had no credit defaults this reporting period. We remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 23 to 25 show, Fund performance weakened this reporting period as investors grew increasingly concerned about risk and as credit spreads widened. Credit spread widening is typically more detrimental to the types of securities we favor than to our Fund’s benchmark.
     Quarterly data suggests that tax collections in Maryland are growing at a faster rate than elsewhere in the United States. According to the latest nominal data analyzed by the Nelson A. Rockefeller Institute of Government, fourth-quarter personal income tax revenues were 8.6% higher in 2007 than in 2006, corporate income taxes were down 21.5% and sales tax revenues rose 3.1%.2 As a result, Maryland’s fourth-quarter revenues grew by 6.4% in nominal terms, compared to an aggregate growth rate of 2.3% (based on available state data). After adjustments for inflation and for legislated changes to the state’s tax code, Maryland’s fourth-quarter tax revenues was essentially flat, compared to a decline of 4.3% for the average state.
1. Lipper Inc. Lipper calculations are annualized based on March 31, 2008, results and do not include sales charges—which, if included, would reduce results.
2. The Rockefeller Institute of Government conducts independent analysis of government finances and management in its capacity as the public policy research arm of the State University of New York.
18   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
     In September 2007, Gov. Martin O’Malley proposed an income tax increase as part of his plan to close the state’s $1.7 billion budget gap; that rate hike went into effect January 1, 2008. During this reporting period, the Legislature approved several other tax increases, including higher sales taxes, corporate taxes and cigarette taxes. The proposed $1.5 billion budget for fiscal 2009, beginning July 1, 2008, seeks the authorization for bond sales to finance school construction, health and environment projects and public safety programs.
     At the end of this reporting period, the state’s general obligation bonds were rated AAA by Standard & Poor’s and Fitch Ratings and Aaa by Moody’s Investors Service, all with stable outlooks. As the state’s general obligation bonds are backed by the full faith and taxing power of the state, we believe that municipal bonds issued by Maryland will continue to represent solid credits for investors seeking high levels of tax-free income.
     We are pleased to report that shareholders continued to benefit from the Fund’s investments in bonds issued by the Commonwealth of Puerto Rico and its agencies. During this reporting period, for example, the Public Building Authority decided to pre-refund bonds that the Fund had acquired in 2006.3 These BBB-rated bonds—purchased at a slight discount in the summer of 2006 after credit rating agencies downgraded Puerto Rican debt—experienced dramatic price increases and received a AAA rating once the pre-refunding was announced. The Fund sold its holdings at a gain. As is our practice, the Fund seeks to minimize the tax consequences, if any, from these types of transactions.
     The Fund continues to monitor Puerto Rico’s economic and credit-related news closely. In December 2007, Standard & Poor’s said the commonwealth’s BBB-minus general obligation debt deserved a stable outlook. Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period, although some rate reductions occurred. We take pride in the successes of our in-house credit research team, which continues to identify yield-enhancing issues in Puerto Rico, despite ongoing economic difficulties and political scandals there. As of March 31, 2008, bonds issued by the commonwealth and its agencies represented about 30% of the Fund’s total market value.
     During this reporting period, a shortage of bidders led municipal securities auctions to fail, pushing the short-term rates on some bonds into the double digits and creating an unusual opportunity for the Fund. Based on our expertise in credit research, we were able to identify bonds that we believed had a superior credit structure and would reset at a high, fixed rate if an auction failed. For example, the Fund purchased bonds at recent municipal auctions in the Hospital/Health Care sector, which constituted 13.1% of the Fund’s market value as of March 31, 2008. These purchases, which offered high, tax-free yields on a short-term basis, demonstrate how we apply our credit expertise to identify some very good opportunities in a market that other investors found punishing.
3. A pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new issue are escrowed in U.S. Government bonds and, because credit or call uncertainty has been eliminated, the original bond’s price generally rises significantly.
19   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
     Credit spread widening this reporting period caused price declines in many credit-sensitive sectors, including tobacco, housing and Special Tax and Special Assessments (aka “dirt deals”). Credit spreads are said to be widening when the prices for BBB-rated, lower-rated and unrated securities fall more or rise less than the prices of securities with higher ratings.
     For example, in this reporting period, the Fund remained invested in bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA). These so-called tobacco bonds are backed by state and/or U.S. territory proceeds from a national litigation settlement with tobacco manufacturers. Early in this reporting period, the Fund benefited as credit fundamentals remained strong, credit spreads continued to tighten, and a large pre-refunding by the New Jersey Tobacco Settlement Finance Corporation elevated bond prices.
     Fitch upgraded the senior MSA bonds it rates to BBB-plus this reporting period. For most of the period, however, the sector experienced pricing pressure. The causes, we believe, included a general widening of credit spreads, to which tobacco bonds are normally sensitive, and an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority. In other words, the price declines occurred for non-fundamental reasons and not because anything changed regarding the MSA or the sector.
     MSA-backed bonds—like other Fund investments—may be vulnerable to economic and/or legislative events that affect issuers in the municipal securities market. Annual payments by MSA-participating manufacturers hinge on many factors, including domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, actual consumption trends have largely been in line with the assumptions that were used to structure MSA-backed bonds; shareholders should note that future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
     We continue to believe that the risks of industry litigation have been largely overstated. News stories occasionally imply that tobacco-related court decisions may harm bond-holders, but in our experience that has not been the case. Interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many bonds have repaid principal earlier than their scheduled final maturity. The Fund’s current weighting in MSA-backed bonds reflects our belief that these bonds offer an exceptional opportunity for shareholders, despite recent price volatility. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities. At the end of this reporting period, tobacco bonds accounted for 12.4% of the Fund.
     The Fund also included securities in the single-family and multifamily housing sectors, which constituted 13.2% and 9.3% of the portfolio’s market value, respectively, as of March 31, 2008. The Fund’s single-family housing bonds are high-grade securities that have been issued by state agencies, which continue to abide by conservative lending practices. We
20   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYL AND MUNICIPAL FUND
believe our multifamily housing bonds represent a good value, because the demand for these types of properties will likely rise as the housing crisis persists. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period. As of March 31, 2008, more than 80% of the portfolio was investment grade. Most of the remaining securities are secured with mortgages on real property; these holdings often have sinking fund provisions, which serve to reduce the principal on an outstanding loan annually.
     Many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period, based on their exposure to sub-prime mortgages. Less than 1% of the Fund’s assets were insured by ACA Financial Guaranty Corporation as of March 31, 2008; in December 2007, after the insurer lost its investment-grade status, these assets were reevaluated by our in-house credit research team and each holding was assigned an internal rating. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. They generally provide higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, often with greater price volatility. The Fund also invested in percentage of LIBOR notes (PLNs), a type of bond structure that experienced price declines late in this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. Most often, the PLN structure serves to help the Fund deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in bonds with this structure.
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital
21   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2008. Performance is measured from the inception date of all Classes on October 10, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
22   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 26 for further information.
23   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
24   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 26 for further information.
25   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester Maryland Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/10/06. The cumulative total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 10/10/06. The cumulative total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 10/10/06. The cumulative total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
26   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TOP HOLDINGS AND ALLOCATIONS
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
Top Ten Categories

Hospital/Health Care	16.4%
Single-Family Housing	13.2
Higher Education	12.3
Airlines	12.2
Tobacco—Master Settlement Agreement	11.2
Adult Living Facilities	6.8
Sewer Utilities	6.4
Education	5.9
Multifamily Housing	2.9
Sales Tax Revenue	2.8
Portfolio holdings are subject to change. Percentages are as of March 31, 2008, and are based on the total market value of investments.
Credit Allocation

AAA	19.4%
AA	11.8
A	16.5
BBB	36.1
BB or lower	16.2
Allocations are subject to change. Percentages are as of March 31, 2008, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 16.1% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
27   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2008, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. We are pleased to report that Oppenheimer Rochester Massachusetts Municipal Fund distributed high levels of tax-free income to its shareholders during this reporting period, providing higher yields than many fixed-income alternatives on an after-tax basis. Based on the distribution for the 28-day accrual period ended March 25, 2008, the distribution yield at the end of this reporting period for the Fund’s Class A shares was 5.63% at net asset value. Lipper Inc.—an independent mutual fund rating service—reported an average distribution yield of 3.89% among the 53 funds in its Massachusetts Municipal Debt Funds category on March 31, 2008.1
     Oppenheimer Rochester Massachusetts Municipal Fund distributed dividends of 66.3 cents per Class A share this reporting period, including a small amount of taxable income. The monthly dividend distribution for Class A shares of Oppenheimer Rochester Massachusetts Municipal Fund increased to 5.5 cents in May 2007 and to 5.6 cents in December 2007. Distributions for other share classes were adjusted accordingly. No capital gains were distributed this reporting period.
     At the end of this reporting period, the Fund had more than 130 holdings and an overall credit quality of A-minus. Despite the broad turmoil in the municipal market, which caused widespread declines in NAVs, the Fund had no credit defaults this reporting period. We remain confident in the long-term structural advantages of the Fund’s investments.
     As the charts on pages 33 to 35 show, Fund performance weakened this reporting period as investors grew increasingly concerned about risk and as credit spreads widened. Credit spread widening is typically more detrimental to the types of securities we favor than to our Fund’s benchmark.
     Quarterly data suggests that Massachusetts is doing better than the average state when it comes to tax collections. According to the latest nominal data analyzed by the Nelson A. Rockefeller Institute of Government, fourth-quarter personal income tax revenues were 6.8% higher in 2007 than in 2006, corporate income taxes were down 21.8% and sales tax revenues rose 1.1%.2 As a result, Massachusetts’ fourth-quarter revenues grew by 2.6% in nominal terms, compared to an aggregate growth rate of 2.3% (based on available state data). After adjustments for inflation and for legislated changes to the state’s tax code, Massachusetts’ fourth-quarter tax revenues declined by 3.3%, compared to a 4.3% decline for the average state.
1. Lipper Inc. Lipper calculations are annualized based on March 31, 2008, results and do not include sales charges—which, if included, would reduce results.
2. The Rockefeller Institute of Government conducts independent analysis of government finances and management in its capacity as the public policy research arm of the State University of New York.
28   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
     In January 2008, Gov. Deval Patrick unveiled a $28.2 billion operating budget and a $2.2 billion capital budget for fiscal year 2009. The capital plan includes significant funding for transportation and infrastructure projects statewide. The state’s debt service costs are expected to surpass $2 billion in fiscal 2009, as they did in the current fiscal year, and the state expects its structural deficit will rise to $1.3 billion. The governor had proposed offsetting some of that deficit with an initiative to build three casinos that he believed would provide as much as $450 million in additional revenue a year. However, late in this reporting period, the Legislature voted down that proposal.
     At the end of this reporting period, the state’s general obligation bonds were rated AA by Standard & Poor’s and Fitch Ratings and Aa2 by Moody’s Investors Service, all with stable outlooks. As the state’s general obligation bonds are backed by the full faith and taxing power of the state, we believe that municipal bonds issued by Massachusetts will continue to represent solid credits for investors seeking high levels of tax-free income.
     The Hospital/Health Care sector, the Fund’s largest at 16.4% of portfolio market value, had positive performance this reporting period. While other investors became nervous, our research into the underlying credit quality of high-yielding bonds helped us identify many that had what we believe to be strong fundamentals. Our purchases in this sector helped the Fund deliver high levels of tax-free income this reporting period, despite the sector’s tendency to be credit sensitive.
     We are pleased to report that shareholders continued to benefit from the Fund’s investments in bonds issued by the Commonwealth of Puerto Rico and its agencies. During this reporting period, for example, the Public Building Authority decided to pre-refund bonds that the Fund had acquired in 2006.3 These BBB-rated bonds—purchased at a slight discount in the summer of 2006 after credit rating agencies downgraded Puerto Rican debt—experienced dramatic price increases and received a AAA rating once the pre-refunding was announced. The Fund sold its holdings at a gain. As is our practice, the Fund seeks to minimize the tax consequences, if any, from these types of transactions.
     The Fund also has a sizable position in bonds issued by the Puerto Rico Aqueduct and Sewer Authority. These, too, were purchased when Puerto Rican debt was largely out of favor. The bonds were attractive to the Fund because they offered a high coupon (6%), provide a necessary service and are backed by a government entity.
     The Fund continues to monitor Puerto Rico’s economic and credit-related news closely. In December 2007, Standard & Poor’s said the commonwealth’s BBB-minus general obligation debt deserved a stable outlook. Investors should note that the commonwealth, its agencies and the government development bank retained their investment-grade ratings during this reporting period, although some rate reductions occurred. We take pride in
3. A pre-refunding involves earmarking the proceeds from a new municipal bond to pay off an earlier bond that is not yet callable; proceeds from the new issue are escrowed in U.S. Government bonds and, because credit or call uncertainty has been eliminated, the original bond’s price generally rises significantly.
29   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
the successes of our in-house credit research team, which continues to identify yield-enhancing issues in Puerto Rico, despite ongoing economic difficulties and political scandals there. As of March 31, 2008, bonds issued by the commonwealth and its agencies represented just over one-third of the Fund’s total market value.
     During this reporting period, a shortage of bidders led municipal securities auctions to fail, pushing the short-term rates on some bonds into the double digits and creating an unusual opportunity for the Fund. Based on our expertise in credit research, we were able to identify bonds that we believed had a superior credit structure and would reset at a high, fixed rate if an auction failed. The Fund’s auction purchases represent another example of how we apply our credit expertise to identify some very good opportunities in a market that other investors found punishing.
     Credit spread widening this reporting period caused price declines in many credit-sensitive sectors, including single-family housing, multifamily housing and airlines. Credit spreads are said to be widening when the prices for BBB-rated, lower-rated and unrated securities fall more or rise less than the prices of securities with higher ratings.
     For example, the Fund included securities in the single-family and multifamily housing sectors, which constituted 13.2% and 2.9% of the portfolio’s market value, respectively, as of March 31, 2008. The Fund’s single-family housing bonds are high-grade securities that have been issued by state agencies, which continue to abide by conservative lending practices. We believe our multifamily housing bonds represent a good value, because the demand for these types of properties will likely rise as the housing crisis persists. Additionally, the Fund does not invest in the securities created from pools of sub-prime mortgages nor in collateralized debt obligations (CDOs) and thus has no exposure to these credits. The overall credit quality of our housing-sector investments has been unaffected by the developments in the sub-prime mortgage market, but the prices nonetheless fell this reporting period. As of March 31, 2008, nearly 85% of the portfolio was investment grade. Most of the remaining securities are secured with mortgages on real property; these holdings often have sinking fund provisions, which serve to reduce the principal on an outstanding loan annually.
     Many bond insurers faced renewed scrutiny from the credit ratings organizations this reporting period and, as a result, the prices of many insured bonds fell, regardless of the strength of the underlying credit. This was particularly apparent in the Fund’s airline sector, which constituted 12.2% of the Fund’s market value as of March 31, 2008. Our largest position in this sector involved bonds issued by Delta Air Lines and insured by Ambac. When Ambac’s credit rating was lowered to AA by Fitch and placed on review by S&P and Moody’s late in January 2008, the prices on most insured bonds fell sharply—even though the credit quality of the underlying issues remained unchanged. The Fund’s uninsured bonds in this sector also underperformed, as widening credit spreads affected prices.
     The bond insurers’ woes were not based on their practice of insuring municipal bonds, which arguably do not need to be insured, but on the insurers’ exposure to sub-prime mortgages. Nearly 7% of the Fund’s assets were insured by ACA Financial Guaranty
30   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
Corporation; in December 2007, after the insurer lost its investment-grade status, the prices of these bonds declined. These assets were quickly re-evaluated by our in-house credit research team and each holding was assigned an internal rating. Investors should note that the underlying borrowers for ACA-insured bonds held by the Fund have consistently made their interest and principal payments without any apparent support from the insurer. While news about bond insurers continues to generate headlines, we remain confident in our credit team’s ability to determine which underlying issues meet our standards for creditworthiness and which represent good values for our shareholders.
     In this reporting period, the Fund remained invested in bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA). These so- called tobacco bonds are backed by state and/or U.S. territory proceeds from a national litigation settlement with tobacco manufacturers. Early in this reporting period, the Fund benefited as credit fundamentals remained strong, credit spreads continued to tighten, and a large pre-refunding by the New Jersey Tobacco Settlement Finance Corporation elevated bond prices.
     Fitch Ratings upgraded the senior MSA bonds it rates to BBB-plus this reporting period. For most of the period, however, the sector experienced pricing pressure. The causes, we believe, included a general widening of credit spreads, to which tobacco bonds are normally sensitive, and an increase in the national supply of MSA bonds, including a record-setting sale by Ohio’s Buckeye Tobacco Settlement Finance Authority. In other words, the price declines occurred for non-fundamental reasons and not because anything changed regarding the MSA or the sector.
     MSA-backed bonds—like other Fund investments—may be vulnerable to economic and/or legislative events that affect issuers in the municipal securities market. Annual payments by MSA-participating manufacturers hinge on many factors, including domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, actual consumption trends have largely been in line with the assumptions that were used to structure MSA-backed bonds; shareholders should note that future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
     We continue to believe that the risks of industry litigation have been largely overstated. News stories occasionally imply that tobacco-related court decisions may harm bondholders, but in our experience that has not been the case. Interest payments and scheduled payments of principal on the tobacco bonds this Fund holds have always been made in a timely manner, and many bonds have repaid principal earlier than their scheduled final maturity. Our confidence in the long-term benefits these bonds can provide is such that we took advantage of market conditions this reporting period to invest in high-yielding MSA-backed securities. At the end of this reporting period, tobacco bonds accounted for about 11% of the Fund.
     The Fund continued to invest in municipal inverse-floating-rate securities this reporting period. These are tax-exempt securities whose interest payments move inversely to changes in short-term interest rates. They generally provide higher tax-free yields than regular fixed-rate bonds of comparable maturity and credit quality, often with greater
31   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
price volatility. The Fund also invested in percentage of LIBOR notes (PLNs), a type of bond structure that experienced price declines late in this reporting period when another U.S. financial institution sold a large position at a loss. This move depressed the prices of PLNs across the board even though PLN credit quality, which varies among tax-free issuers, generally remained solid. PLNs are bonds that pay a variable rate based on LIBOR and most are A-rated or better. Most often, the PLN structure serves to help the Fund deliver attractive levels of tax-free yield. However, in a rare development, municipal yields exceeded Treasury and LIBOR rates this reporting period and, as a result, PLNs detracted from Fund performance. We continue to believe that this type of bond will be a valuable source of revenue once more normal rate relations are in place and, therefore, remain invested in bonds with this structure.
     Our approach to municipal bond investing is flexible and responsive to market conditions; our strategies are intended to balance many different types of risk to reduce overall portfolio risk. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2008. Performance is measured from the inception date of all Classes on July 18, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the index.
32   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 36 for further information.
33   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND PERFORMANCE DISCUSSION
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
34   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 4% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 36 for further information.
35   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of the Oppenheimer Rochester Massachusetts Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 7/18/06. The cumulative total returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 7/18/06. The cumulative total returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 7/18/06. The cumulative total returns are shown net of the applicable 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
36   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts
37   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FUND EXPENSES Continued
valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2007	March 31, 2008	March 31, 2008
Class A	$1,000.00	$904.80	$6.84
Class B	1,000.00	901.40	10.42
Class C	1,000.00	901.20	10.42

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.85	7.24
Class B	1,000.00	1,014.10	11.04
Class C	1,000.00	1,014.10	11.04
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, based on the 6-month period ended March 31, 2008 are as follows:

Class	Expense Ratios
Class A	1.43%
Class B	2.18
Class C	2.18
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
38   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2007	March 31, 2008	March 31, 2008
Class A	$1,000.00	$902.20	$7.26
Class B	1,000.00	898.80	10.84
Class C	1,000.00	898.60	10.84

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,017.40	7.70
Class B	1,000.00	1,013.65	11.49
Class C	1,000.00	1,013.65	11.49
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, based on the 6-month period ended March 31, 2008 are as follows:

Class	Expense Ratios
Class A	1.52%
Class B	2.27
Class C	2.27
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
39   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—123.9%
Maryland—72.7%
$25,000	Allegany County, MD Industrial Devel (Moran Manor Care Center)[1]	12.450%	02/01/2027	$29,282
10,000	Anne Arundel County, MD (Consolidated Water & Sewer)[1]	5.750	07/15/2010	10,029
15,000	Anne Arundel County, MD GO1	5.300	04/01/2009	15,041
10,000	Anne Arundel County, MD GO1	5.300	02/01/2017	10,109
40,000	Anne Arundel County, MD GO1	5.375	04/01/2011	40,093
40,000	Anne Arundel County, MD Solid Waste[1]	5.200	09/01/2010	40,282
20,000	Anne Arundel County, MD Solid Waste[1]	5.300	09/01/2011	20,138
40,000	Anne Arundel County, MD Solid Waste[1]	5.400	09/01/2013	40,266
50,000	Anne Arundel County, MD Solid Waste[1]	5.500	09/01/2015	50,320
100,000	Anne Arundel County, MD Solid Waste[1]	5.500	09/01/2016	100,624
10,000	Anne Arundel County, MD Solid Waste[1]	5.750	07/15/2008	10,031
5,000	Baltimore City, MD Hsg. Corp.	7.750	10/01/2009	5,019
55,000	Baltimore County, MD Mtg. (Shelter Eldercare Foundation)	7.000	11/01/2012	58,621
20,000	Baltimore, MD Convention Center[1]	5.500	09/01/2014	20,618
550,000	Baltimore, MD Convention Center	5.875	09/01/2039	502,464
5,000	Baltimore, MD GO1	5.000	10/15/2015	5,059
120,000	Baltimore, MD Pollution Control (General Motors Corp.)[1]	5.350	04/01/2008	120,000
35,000	Baltimore, MD Port Facilities (E.I. DuPont de Nemours)[1]	6.500	10/01/2011	35,622
1,890,000	Baltimore, MD Special Obligation (North Locust Point)[1]	5.500	09/01/2034	1,617,972
3,950,000	Brunswick, MD Special Obligation (Brunswick Crossing)[1]	5.500	07/01/2036	3,234,655
100,000	Cheverly, MD (Qualified Small Issue)[1]	5.200	09/01/2018	100,080
125,000	Frederick County, MD Economic Devel (YMCA of Frederick)[1]	6.000	10/01/2023	125,158
200,000	Frederick County, MD Educational Facilities (Mount St. Mary’s College)	5.625	09/01/2038	187,704
10,000	Frederick County, MD Special Obligation (Lake Linganore)	5.700	07/01/2029	10,923
15,000	Frederick County, MD Special Obligation (Lake Linganore)[1]	5.700	07/01/2029	15,243
30,000	Frederick, MD (Carrollton Apartments)[1]	5.650	09/01/2013	30,655
30,000	Frederick, MD (Carrollton Apartments)[1]	5.850	03/01/2028	31,183
65,000	Harford County, MD GO1	5.000	03/01/2013	65,129
30,000	Harford County, MD GO1	5.000	03/01/2014	30,059
5,000	Harford County, MD GO1	5.000	03/01/2015	5,010
1,350,000	Howard County, MD Retirement Community (Vantage House Facility)[1]	5.250	04/01/2037	1,074,438
450,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.800	09/01/2042	386,199
40   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$250,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	4.850%	09/01/2047	$210,788
15,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.050	07/01/2018	15,069
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.050	07/01/2028	23,446
10,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.100	07/01/2016	10,155
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.100	07/01/2033	46,006
40,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.125	05/01/2022	39,674
95,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.150	07/01/2028	90,349
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.200	09/01/2022	34,953
175,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.200	07/01/2024	173,660
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.200	07/01/2031	23,769
2,300,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.200	09/01/2048	2,070,874
75,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.250	10/01/2019	75,515
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.350	07/01/2023	49,518
3,000,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.450	07/01/2043	2,844,960
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.500	07/01/2022	25,176
50,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.550	07/01/2017	50,520
35,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.550	07/01/2027	34,976
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.650	07/01/2027	25,029
25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.700	07/01/2017	25,298
5,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.850	07/01/2027	5,019
20,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	5.875	07/01/2021	20,185
41   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$25,000	MD Community Devel. Administration (Dept. of Hsg. & Community Devel.)	6.000%	07/01/2032	$25,174
180,000	MD Community Devel. People’s Resource Center (Auburn Manor Apartments)	5.300	10/01/2028	173,891
5,000	MD Community Devel. People’s Resource Center (Edgewater Village)	5.550	08/01/2014	5,187
5,000	MD Community Devel. People’s Resource Center (Infrastructure Financing)[1]	5.900	06/01/2026	5,014
100,000	MD Community Devel. People’s Resource Center (Residential)	4.900	09/01/2026	94,240
200,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.000	09/01/2012	203,174
235,000	MD Community Devel. People’s Resource Center (Residential)	5.150	03/01/2018	237,186
380,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.250	09/01/2019	382,941
420,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.250	09/01/2029	402,276
240,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.300	09/01/2023	239,738
85,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.350	09/01/2032	81,423
585,000	MD Community Devel. People’s Resource Center (Residential)	5.375	09/01/2022	585,784
175,000	MD Community Devel. People’s Resource Center (Residential)	5.375	09/01/2024	175,263
375,000	MD Community Devel. People’s Resource Center (Residential)[1]	5.450	09/01/2032	385,954
250,000	MD Community Devel. People’s Resource Center (Waters Landing II Apartments)[1]	5.875	08/01/2033	254,705
1,550,000	MD Community Devel. People’s Resource Center, Series A	5.050	07/01/2047	1,371,766
30,000	MD Community Devel. People’s Resource Center, Series A	5.100	07/01/2023	29,437
10,000	MD Community Devel. People’s Resource Center, Series A	5.400	07/01/2022	10,026
30,000	MD Community Devel. People’s Resource Center, Series A	5.500	07/01/2030	29,506
25,000	MD Community Devel. People’s Resource Center, Series A	5.550	07/01/2031	24,772
40,000	MD Community Devel. People’s Resource Center, Series A	5.950	07/01/2023	40,154
100,000	MD Community Devel. People’s Resource Center, Series A	6.000	07/01/2039	100,311
265,000	MD Community Devel. People’s Resource Center, Series B	5.750	07/01/2039	264,974
75,000	MD Community Devel. People’s Resource Center, Series C	5.350	07/01/2041	70,096
130,000	MD Community Devel. People’s Resource Center, Series C	5.650	07/01/2039	133,058
10,000	MD Community Devel. People’s Resource Center, Series C	6.150	01/01/2021	10,145
42   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$500,000	MD Community Devel. People’s Resource Center, Series D1	6.250%	07/01/2031	$505,460
20,000	MD COP (Aviation Administration Facilities)[1]	5.000	05/01/2022	20,034
95,000	MD Dept. of Transportation[1]	5.500	10/15/2023	96,092
5,000	MD Economic Devel. Corp. (Maryland Aviation Administration Facilities)	5.000	06/01/2027	4,885
95,000	MD EDC Student Hsg. (Allegheny College Hsg.)	5.750	09/01/2020	89,487
15,000	MD EDC Student Hsg. (Allegheny College Hsg.)	6.000	09/01/2032	13,232
270,000	MD EDC Student Hsg. (Bowie State University)[1]	5.375	06/01/2033	222,369
450,000	MD EDC Student Hsg. (Bowie State University)[1]	6.000	06/01/2023	430,754
970,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	6.000	06/01/2030	962,269
35,000	MD EDC Student Hsg. (Morgan State University)[1]	6.000	07/01/2034	32,250
500,000	MD EDC Student Hsg. (Towson University)	5.000	07/01/2039	418,435
10,000	MD Energy Financing Administration (Cogeneration-AES Warrior Run)	7.400	09/01/2019	9,616
25,000	MD Energy Financing Administration Solid Waste Disposal (Wheelabrator Water)[1]	6.450	12/01/2016	25,292
20,000	MD H&HEFA (Anne Arundel Medical Center)	5.125	07/01/2028	20,055
70,000	MD H&HEFA (Broadmead)[1]	5.500	07/01/2017	70,874
1,000,000	MD H&HEFA (Civista Medical Center)[1]	5.000	07/01/2037	919,450
125,000	MD H&HEFA (Edenwald)[1]	5.200	01/01/2024	116,664
50,000	MD H&HEFA (Edenwald)	5.400	01/01/2031	45,600
200,000	MD H&HEFA (Edenwald)[1]	5.400	01/01/2037	178,854
2,000,000	MD H&HEFA (Federick Memorial Hospital)[2]	8.000[3]	07/01/2035	2,000,000
45,000	MD H&HEFA (Greater Baltimore Medical Center)[1]	5.000	07/01/2034	42,216
5,000	MD H&HEFA (Johns Hopkins Hospital)	5.000	05/15/2021	5,059
130,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.500	07/01/2026	130,425
20,000	MD H&HEFA (Johns Hopkins Medicine)[1]	5.000	07/01/2019	20,215
45,000	MD H&HEFA (Johns Hopkins Medicine)[1]	5.000	07/01/2033	44,236
5,000	MD H&HEFA (Johns Hopkins Medicine)[1]	5.125	07/01/2020	5,118
115,000	MD H&HEFA (Johns Hopkins University)[1]	5.625	07/01/2027	117,418
2,500,000	MD H&HEFA (King Farm Presbyterian Community)[1]	5.300	01/01/2037	1,969,650
100,000	MD H&HEFA (Loyola College)	5.000	10/01/2039	96,169
100,000	MD H&HEFA (Loyola College)	5.000	10/01/2039	98,333
70,000	MD H&HEFA (Maryland Institute College of Art)[1]	5.000	06/01/2029	70,011
1,000,000	MD H&HEFA (Maryland Institute College of Art)	5.000	06/01/2042	861,790
30,000	MD H&HEFA (Medstar Health)[1]	5.500	08/15/2033	28,467
50,000	MD H&HEFA (Mercy Medical Center)	5.625	07/01/2031	48,824
220,000	MD H&HEFA (Montgomery General Hospital)[1]	5.000	07/01/2023	226,134
55,000	MD H&HEFA (Montgomery General Hospital)[1]	5.625	07/01/2018	55,094
43   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MARYL AND MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$60,000	MD H&HEFA (Peninsula United Methodist Homes)	5.750%	10/01/2026	$55,531
100,000	MD H&HEFA (Roland Park Place)	5.100	07/01/2008	99,959
50,000	MD H&HEFA (Roland Park Place)	5.500	07/01/2014	49,999
50,000	MD H&HEFA (Roland Park Place)	5.625	07/01/2018	48,297
150,000	MD H&HEFA (S&EPF/SPHS/SPI/SPPP Obligated Group)[1]	5.250	07/01/2035	143,906
50,000	MD H&HEFA (Union Hospital of Cecil County)[1]	5.100	07/01/2022	50,053
50,000	MD H&HEFA (Washington Christian Academy)[1]	5.250	07/01/2018	46,846
300,000	MD H&HEFA (Washington Christian Academy)	5.500	07/01/2038	244,179
2,000,000	MD H&HEFA (Washington County Health System)	6.000	01/01/2043	1,958,900
100,000	MD Industrial Devel. Financing Authority (Bon Secours Health Systems)[1]	5.500	08/15/2020	100,148
255,000	MD Industrial Devel. Financing Authority (Bon Secours Health Systems)[1]	5.500	08/15/2024	255,324
20,000	MD Industrial Devel. Financing Authority (Bon Secours Health System)	5.500	08/15/2015	20,043
50,000	MD Industrial Devel. Financing Authority (Our Lady of Good Counsel)[1]	6.000	05/01/2035	48,406
150,000	MD Stadium Authority (Ocean City Convention Center) [1]	5.125	12/15/2008	150,381
10,000	MD Stadium Authority (Ocean City Convention Center) [1]	5.300	12/15/2010	10,020
40,000	MD Stadium Authority (Ocean City Convention Center) [1]	5.375	12/15/2012	40,093
20,000	MD Stadium Authority (Ocean City Convention Center) [1]	5.375	12/15/2013	20,047
15,000	MD Stadium Authority (Ocean City Convention Center)	5.375	12/15/2015	15,036
85,000	MD Transportation Authority (Baltimore/Washington International Airport)	5.250	03/01/2027	82,323
70,000	Montgomery County, MD Hsg. Opportunities Commission (Avalon Knoll)	6.150	07/01/2026	70,133
50,000	Montgomery County, MD Hsg. Opportunities Commission (HP Landings Edge)	5.050	07/01/2028	48,978
10,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.)	6.050	07/01/2026	10,007
100,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A	5.500	07/01/2031	98,316
115,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series A	5.600	07/01/2042	111,782
40,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	5.000	07/01/2023	39,038
185,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	5.200	07/01/2044	167,738
110,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	5.250	07/01/2029	105,372
44   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYL AND MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Maryland Continued
$5,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	6.000%		07/01/2020	$5,005
5,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series B	6.300		07/01/2016	5,013
35,000	Montgomery County, MD Hsg. Opportunities Commission (Multifamily Mtg.), Series C	7.150		07/01/2023	35,028
200,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.)	5.842	[4]	07/01/2033	42,908
245,000	Montgomery County, MD Hsg. Opportunities Commission (Single Family Mtg.), Series A	5.540	[4]	07/01/2028	79,723
10,000	Northeast MD Waste Disposal Authority Solid Waste (Montgomery County Res Rec)	6.000		07/01/2008	10,086
20,000	Prince Georges County, MD Hsg. Authority (Langley Gardens Apartments)[1]	5.750		08/20/2029	20,086
135,000	Prince Georges County, MD Hsg. Authority (Langley Gardens Apartments)	5.875		02/20/2039	135,570
90,000	Prince Georges County, MD Hsg. Authority (University Landing Apartments)[1]	5.900		09/20/2021	91,923
20,000	Prince Georges County, MD Hsg. Authority (University Landing Apartments)	6.000		09/20/2029	20,274
65,000	Prince Georges County, MD Local Government[1]	6.050		08/01/2012	65,200
2,050,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035	1,674,297
100,000	Prince Georges County, MD Special Obligation (Woodview Village)	5.000		07/01/2032	93,721
1,000,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[1]	5.250		01/01/2037	787,030

					36,416,710

U.S. Possessions—51.2%
50,000	Guam GO1	5.400		11/15/2018	50,024
200,000	Guam GO, Series A1	5.250		11/15/2037	170,190
65,000	Guam Power Authority, Series A1	5.250		10/01/2023	64,996
750,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250		06/01/2032	705,015
2,500,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.625		06/01/2047	2,387,875
1,000,000	Northern Mariana Islands Commonwealth, Series A1	5.000		06/01/2030	835,820
1,000,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000	[5]	07/01/2024	840,470
1,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	1,022,160
1,250,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	1,277,700
740,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	706,138
105,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	101,357
45   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$1,070,000	Puerto Rico Children’s Trust Fund (TASC)	5.625%		05/15/2043	$1,035,749
52,750,000	Puerto Rico Children’s Trust Fund (TASC)	6.581	[4]	05/15/2050	2,637,500
600,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2037	559,032
3,000,000	Puerto Rico Electric Power Authority, Series UU2,6	3.868	[3]	07/01/2031	2,100,000
490,000	Puerto Rico HFC, Series B1	5.300		12/01/2028	482,106
890,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	779,168
800,000	Puerto Rico Infrastructure	5.000		07/01/2046	725,512
160,000	Puerto Rico Infrastructure (Mepsi Campus)	5.600		10/01/2014	159,699
430,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	417,736
1,165,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,117,188
150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	125,807
50,000	Puerto Rico ITEMECF (El Nuevo Dia)[2]	6.150		12/01/2026	50,014
285,000	Puerto Rico Port Authority (American Airlines), Series A1	6.250		06/01/2026	238,685
155,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	132,610
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A7	3.100	[3]	08/01/2057	3,550,000
250,000	Puerto Rico Sales Tax Financing Corp., Series A	5.250		08/01/2057	233,025
200,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	186,054
25,000	University of V.I., Series A	6.000		12/01/2024	25,164
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	1,703,600
150,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	149,490
500,000	V.I. Public Finance Authority (Matching Fund Loan Note) [1]	5.250		10/01/2021	502,460
30,000	V.I. Public Finance Authority, Series A1	5.500		10/01/2018	30,384
10,000	V.I. Public Finance Authority, Series A	5.625		10/01/2025	10,031
50,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	50,132
500,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	466,755

					25,629,646

Total Investments, at Value (Cost $67,887,802)—123.9%					62,046,356

Liabilities in Excess of Other Assets—(23.9)					(11,972,624)

Net Assets—100.0%					$50,073,732

46   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MARYLAND MUNICIPAL FUND
Footnotes to Statement of Investments
1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.
2. Illiquid security. The aggregate value of illiquid securities as of March 31, 2008 was $4,150,014, which represents 8.29% of the Fund’s net assets. See Note 5 of accompanying Notes.
3. Represents the current interest rate for a variable or increasing rate security.
4. Zero coupon bond reflects effective yield on the date of purchase.
5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
6. When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
7. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
To simplify the listings of securities, abbreviations are used per the table below:

COP	Certificates of Participation	Res Rec	Resource Recovery Facility
EDC	Economic Devel. Corp.	ROLs	Residual Option Longs
GO	General Obligation	S&EPF	Sheppard & Enoch Pratt Foundation
H&HEFA	Hospitals and Higher Education	SPHS	Sheppard Pratt Health System
	Facilities Authority	SPI	Sheppard Pratt Investments
HFC	Housing Finance Corp.	SPPP	Sheppard Pratt Physicians Pennsylvania
IMEPCF	Industrial, Medical and Environmental	TASC	Tobacco Settlement Asset-Backed
	Pollution Control Facilities		Bonds
ITEMECF	Industrial, Tourist, Educational, Medical	V.I.	United States Virgin Islands
	and Environmental Community	YMCA	Young Men’s Christian Assoc.
Facilities
See accompanying Notes to Financial Statements.
47   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS March 31, 2008
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—131.7%
Massachusetts—84.2%
$15,000	Belmont, MA GO1	5.150%	01/15/2012	$15,108
10,000	Billerica, MA GO1	5.500	10/15/2016	10,076
30,000	Boston, MA Industrial Devel. Financing Authority (Springhouse)[1]	5.875	07/01/2018	28,837
200,000	Boxford, MA GO1	5.650	06/15/2011	201,304
100,000	Chicopee, MA GO1	5.700	08/01/2012	101,101
5,000	MA Bay Transportation Authority[1]	5.250	07/01/2030	5,029
1,755,000	MA Devel. Finance Agency (Boston Architectural College)[1]	5.000	01/01/2027	1,513,670
10,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.650	02/01/2019	9,764
160,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.750	02/01/2029	151,715
50,000	MA Devel. Finance Agency (Boston University)	5.375	05/15/2039	47,364
475,000	MA Devel. Finance Agency (Boston University)	6.000	05/15/2059	487,018
150,000	MA Devel. Finance Agency (Curry College)[1]	5.000	03/01/2035	127,350
1,130,000	MA Devel. Finance Agency (Curry College)[1]	5.000	03/01/2036	956,929
230,000	MA Devel. Finance Agency (Curry College)[1]	6.000	03/01/2031	223,712
350,000	MA Devel. Finance Agency (Eastern Nazarene College)[1]	5.625	04/01/2029	318,532
250,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	214,805
1,285,000	MA Devel. Finance Agency (Landmark School)[1]	5.250	06/01/2019	1,286,491
2,000,000	MA Devel. Finance Agency (Linden Ponds)	5.750	11/15/2042	1,721,500
305,000	MA Devel. Finance Agency (Loomis House/Loomis Communities Obligated Group)[1]	5.750	07/01/2023	304,970
905,000	MA Devel. Finance Agency (Nichols College)[1]	6.000	10/01/2024	905,896
1,025,000	MA Devel. Finance Agency (Ogden Haverhill)[1]	5.500	12/01/2019	1,008,129
500,000	MA Devel. Finance Agency (Orchard Cove)	5.250	10/01/2037	423,875
320,000	MA Devel. Finance Agency (Pacific Rim Charter Public School)[1]	5.125	06/01/2031	260,282
60,000	MA Devel. Finance Agency (Regis College)[1]	5.250	10/01/2018	55,934
500,000	MA Devel. Finance Agency (Seven Hills Foundation & Affiliates)[1]	5.000	09/01/2035	454,940
20,000	MA Devel. Finance Agency (The Wheeler School)[1]	6.250	12/01/2019	20,438
220,000	MA Devel. Finance Agency (VOA Ayer)	6.200	02/20/2046	225,375
1,000,000	MA Devel. Finance Agency (VOA Concord)	5.200	11/01/2041	780,620
60,000	MA Educational Financing Authority, Issue E1	5.550	07/01/2009	60,416
30,000	MA Educational Financing Authority, Issue E1	5.850	07/01/2014	30,226
175,000	MA Educational Financing Authority, Issue G	6.000	12/01/2016	183,887
10,000	MA Educational Financing Authority, Series C1	5.200	12/01/2016	10,037
65,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	65,062
48   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$25,000	MA H&EFA (Boston College)[1]	5.000%	06/01/2026	$25,024
50,000	MA H&EFA (Burbank Hospital)[1]	6.125	08/01/2013	50,082
25,000	MA H&EFA (Cape Cod Healthcare/
	Cape Cod Hospital Obligated Group)[1]	5.125	11/15/2021	25,029
2,285,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.625	07/01/2020	2,242,202
405,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.700	07/01/2015	413,238
705,000	MA H&EFA (CC/SEMCB/CH/VRHS/HFH Obligated Group)[1]	5.750	07/01/2028	660,902
20,000	MA H&EFA (East Concord Medical Foundation)[1]	6.450	03/01/2020	20,142
25,000	MA H&EFA (Emerson Hospital)[1]	5.000	08/15/2035	22,748
60,000	MA H&EFA (Hallmark Heath System)[1]	5.000	07/01/2021	60,542
5,000	MA H&EFA (Harvard Pilgrim Health Care)[1]	5.000	07/01/2028	4,981
10,000	MA H&EFA (Healthcare System-Covenant)[1]	6.000	07/01/2031	10,233
240,000	MA H&EFA (Holyoke Hospital)[1]	6.500	07/01/2015	237,720
150,000	MA H&EFA (Jordan Hospital)[1]	5.250	10/01/2023	136,844
50,000	MA H&EFA (Jordan Hospital)[1]	5.375	10/01/2028	44,142
15,000	MA H&EFA (Lasell College)[1]	5.400	07/01/2014	14,979
110,000	MA H&EFA (Learning Center for Deaf Children)[1]	6.125	07/01/2029	105,883
75,000	MA H&EFA (Lowell General Hospital)[1]	5.250	06/01/2016	76,649
10,000	MA H&EFA (New England Health)[1]	5.200	08/01/2028	10,018
20,000	MA H&EFA (New England Medical Center)[1]	5.100	07/01/2008	20,049
65,000	MA H&EFA (New England Medical Center)[1]	5.375	07/01/2024	65,070
20,000	MA H&EFA (Nichols College)[1]	6.125	10/01/2029	20,087
45,000	MA H&EFA (North Adams Regional Hospital)[1]	6.750	07/01/2009	45,117
10,000	MA H&EFA (Partners Healthcare System)[1]	5.125	07/01/2019	10,114
165,000	MA H&EFA (Partners Healthcare System)[1]	5.375	07/01/2024	166,841
375,000	MA H&EFA (Saint Memorial Medical Center)[1]	6.000	10/01/2023	374,993
20,000	MA H&EFA (Schepens Eye Research Institute)[1]	6.500	07/01/2028	19,247
25,000	MA H&EFA (Springfield College)[1]	5.125	10/15/2023	24,907
25,000	MA H&EFA (UMass Memorial Health Care/ UMass Memorial Medical Center Obligated Group)[1]	5.000	07/01/2028	24,778
10,000	MA H&EFA (Valley Regional Health System)[1]	5.750	07/01/2018	10,015
200,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.300	11/15/2028	174,904
10,000	MA HFA[1]	5.200	07/01/2018	10,082
15,000	MA HFA (Rental)[1]	5.350	01/01/2014	15,329
500,000	MA HFA (Single Family)[1]	5.000	12/01/2031	458,435
49   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Massachusetts Continued
$30,000	MA HFA (Single Family)[1]	5.250%	12/01/2018	$30,159
2,250,000	MA HFA, Series A	5.300	06/01/2049	2,057,963
35,000	MA HFA, Series A1	5.375	06/01/2016	35,447
50,000	MA HFA, Series A1	5.500	07/01/2030	51,113
300,000	MA HFA, Series A1	5.550	07/01/2032	295,104
1,280,000	MA HFA, Series A1	5.700	07/01/2020	1,303,168
1,455,000	MA HFA, Series A1	5.800	07/01/2030	1,460,340
90,000	MA HFA, Series A1	6.125	12/01/2011	92,433
95,000	MA HFA, Series B1	5.400	12/01/2028	98,026
270,000	MA HFA, Series B	5.550	07/01/2040	276,151
500,000	MA HFA, Series C1	5.300	12/01/2037	464,095
500,000	MA HFA, Series C	5.400	12/01/2049	462,065
425,000	MA HFA, Series H1	5.000	12/01/2028	395,450
225,000	MA HFA, Series H	6.650	07/01/2041	230,918
10,000	MA HFA, Series P1	5.000	12/01/2023	9,735
15,000	MA HFA, Series P	5.200	12/01/2045	13,543
25,000	MA Industrial Finance Agency (Arbors at Taunton)[1]	5.300	06/20/2019	25,532
105,000	MA Industrial Finance Agency (Arbors at Taunton)	5.500	06/20/2040	105,138
20,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375	04/01/2020	20,119
40,000	MA Industrial Finance Agency (Berkshire Retirement Community)[1]	6.625	07/01/2016	40,067
100,000	MA Industrial Finance Agency (Cambridge Friends School)[1]	5.800	09/01/2028	95,230
1,200,000	MA Industrial Finance Agency (Concord Academy)	5.500	09/01/2027	1,203,504
15,000	MA Industrial Finance Agency (Deerfield Academy)[1]	5.000	10/01/2023	15,260
415,000	MA Industrial Finance Agency (General Motors Corp.)[1]	5.550	04/01/2009	410,124
495,000	MA Industrial Finance Agency (Massachusetts American Water Company)	6.900	12/01/2029	496,143
5,000	MA Industrial Finance Agency (Ogden Haverhill Associates)[1]	5.450	12/01/2012	5,001
1,005,000	MA Industrial Finance Agency (Shed)[2]	7.250	09/01/2017	996,618
145,000	MA Industrial Finance Agency (St. John’s High School)[1]	5.350	06/01/2028	140,402
20,000	MA Industrial Finance Authority (St. Marks School)[1]	5.375	01/01/2021	20,084
30,000	MA Municipal Wholesale Electric Company Water Supply System[1]	5.000	07/01/2010	30,946
500,000	MA Port Authority (Bosfuel Corp.)	5.000	07/01/2038	443,870
65,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2021	64,271
3,130,000	MA Port Authority (Delta Air Lines)[1]	5.000	01/01/2027	2,941,105
30,000	MA Port Authority (Delta Air Lines)[1]	5.200	01/01/2020	30,182
50   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

Massachusetts Continued
$15,000	MA Port Authority (US Airways)[1]	5.625%		09/01/2011	$15,066
200,000	MA Port Authority (US Airways)[1]	5.750		09/01/2016	200,890
340,000	MA Port Authority (US Airways)[1]	5.875		09/01/2023	340,092
25,000	MA Port Authority (US Airways)[1]	6.000		09/01/2021	25,171
65,000	MA Port Authority, Series C1	5.125		07/01/2020	65,726
50,000	MA Port Authority, Series E1	5.000		07/01/2028	47,789
75,000	MA Turnpike Authority, Series A1	5.000		01/01/2027	75,005
30,000	MA Turnpike Authority, Series A	5.000		01/01/2039	29,580
5,000	MA Water Pollution Abatement Trust[1]	5.125		08/01/2010	5,036
5,000	MA Water Pollution Abatement Trust[1]	5.125		02/01/2031	5,035
5,000	MA Water Pollution Abatement Trust[1]	5.375		08/01/2027	5,139
15,000	MA Water Resources Authority[1]	5.000		08/01/2024	15,114
20,000	Natick, MA GO1	5.375		05/15/2011	20,189
30,000	Quincy, MA (Quincy Hospital)[1]	5.250		01/15/2016	30,061
90,000	Quincy, MA (Quincy Hospital)[1]	5.500		01/15/2013	90,209
20,000	Wayland, MA GO1	5.000		09/15/2011	20,039
10,000	Weymouth, MA GO1	6.400		12/15/2008	10,086
150,000	Worcester, MA GO1	5.700		08/01/2013	151,083

					33,322,334

U.S. Possessions—47.5%
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	5.625		06/01/2047	955,150
1,000,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.324	[3]	06/01/2057	24,940
3,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	3,066,480
100,000	Puerto Rico Children’s Trust Fund (TASC)	5.500		05/15/2039	96,530
1,485,000	Puerto Rico Children’s Trust Fund (TASC)	5.625		05/15/2043	1,437,465
56,555,000	Puerto Rico Children’s Trust Fund (TASC)	6.549	[3]	05/15/2050	2,827,750
150,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	144,648
1,800,000	Puerto Rico Electric Power Authority, Series UU2,4	3.868	[5]	07/01/2031	1,260,002
530,000	Puerto Rico IMEPCF (American Airlines)[1]	6.450		12/01/2025	463,999
175,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	174,671
455,000	Puerto Rico Infrastructure (Mepsi Campus)	6.250		10/01/2024	442,023
1,270,000	Puerto Rico Infrastructure (Mepsi Campus)	6.500		10/01/2037	1,217,865
75,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	75,642
1,590,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	1,331,609
520,000	Puerto Rico Port Authority (American Airlines), Series A	6.300		06/01/2023	444,886
6,500,000	Puerto Rico Sales Tax Financing Corp., Series A4	3.100	[5]	08/01/2057	4,615,000
51   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF INVESTMENTS Continued
OPPENHEIMER ROCHESTER MASSACHUSETTS MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued
$215,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125%	07/01/2022	$214,269
30,000	V.I. Tobacco Settlement Financing Corp. (TASC)[1]	5.000	05/15/2021	28,502

				18,821,431

Total Investments, at Value (Cost $57,648,252)—131.7%				52,143,765

Liabilities in Excess of Other Assets—(31.7)				(12,558,085)

Net Assets—100.0%				$39,585,680

Footnotes to Statement of Investments
1. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.
2. When-issued security or delayed delivery to be delivered and settled after March 31, 2008. See Note 1 of accompanying Notes.
3. Zero coupon bond reflects effective yield on the date of purchase.
4. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.
5. Represents the current interest rate for a variable or increasing rate security.
To simplify the listings of securities, abbreviations are used per the table below:

CC	Caritas Christi	ITEMECF	Industrial, Tourist, Educational, Medical
CH	Carney Hospital		and Environmental Community Facilities
FRS	Family Rehabilitation Services (Hancock Manor)	ROLs	Residual Option Longs
		SEMCB	St. Elizabeth’s Medical Center of Boston
GO	General Obligation	TASC	Tobacco Settlement Asset-Backed Bonds
H&EFA	Health and Educational Facilities Authority	TC	Travis Corp. (People Care)
		V.I.	United States Virgin Islands
HFA	Housing Finance Agency	VC	VinFen Corp.
HFH	Holy Family Hospital	VCS	VinFen Clinical Services
IMEPCF	Industrial, Medical and Environmental	VRHS	Valley Regional Health System
Pollution Control Facilities
See accompanying Notes to Financial Statements.
52   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Maryland	Massachusetts
	Municipal	Municipal
March 31, 2008	Fund	Fund

Assets

Investments, at cost	$67,887,802	$57,648,252

Investments, at value	$62,046,356	$52,143,765
Cash	237,848	192,420
Receivables and other assets:
Investments sold*	1,909,936	3,189,439
Interest	825,360	807,305
Shares of beneficial interest sold	268,915	562,859
Due from Manager	572	390
Other	1,361	1,457

Total assets	65,290,348	56,897,635

Liabilities

Payables and other liabilities:
Payable on borrowings (See Note 6)	8,700,000	7,500,000
Investments purchased**	3,864,603	5,031,485
Payable for short-term floating rate notes issued (See Note 1)	2,500,000	4,535,000
Shares of beneficial interest redeemed	19,864	140,024
Dividends	49,575	38,296
Distribution and service plan fees	22,573	19,913
Interest expense on borrowings	24,443	13,491
Shareholder communications	3,121	3,163
Transfer and shareholder servicing agent fees	1,383	1,269
Trustees’ compensation	1,211	1,421
Other	29,843	27,893

Total liabilities	15,216,616	17,311,955

Net Assets	$50,073,732	$39,585,680

Composition of Net Assets
Par value of shares of beneficial interest	$4,631	$3,308
Additional paid-in capital	56,545,425	45,823,236
Accumulated net investment income	224,154	373,586
Accumulated net realized loss on investments	(859,032)	(1,109,963)
Net unrealized depreciation on investments	(5,841,446)	(5,504,487)

Net Assets	$50,073,732	$39,585,680

*Investments sold on a when-issued or forward commitment basis	$—	$1,279,503
**Investments purchased on a when-issued or forward commitment basis	$2,358,783	$2,421,397
53   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES Continued

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Maryland	Massachusetts
	Municipal	Municipal
	Fund	Fund

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$36,231,698	$31,808,805
Shares of benefical interest outstanding	3,349,265	2,657,716
Per share	$10.82	$11.97
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$11.36	$12.57
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$931,381	$1,042,422
Shares of benefical interest outstanding	86,185	87,119
Per share	$10.81	$11.97
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding)
Net assets	$12,910,653	$6,734,453
Shares of benefical interest outstanding	1,195,190	563,384
Per share	$10.80	$11.95
See accompanying Notes to Financial Statements.
54   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF OPERATIONS

	Oppenheimer	Oppenheimer
	Rochester	Rochester
	Maryland	Massachusetts
	Municipal	Municipal
For the Year Ended March 31, 2008	Fund	Fund

Investment Income
Interest	$2,214,932	$2,391,892

Expenses
Management fees	171,495	178,989
Distribution and service plan fees:
Class A	31,877	47,809
Class B	6,424	9,149
Class C	75,769	46,635
Transfer and shareholder servicing agent fees:
Class A	5,398	7,820
Class B	739	891
Class C	3,803	2,816
Shareholder communications:
Class A	6,899	9,869
Class B	1,229	1,397
Class C	2,309	1,897
Interest expense on borrowings	273,567	394,053
Interest expense and fees on short-term floating rate notes issued (See Note 1)	197,509	235,039
Legal, auditing and other professional fees	41,544	37,336
Custodian fees and expenses	3,111	2,931
Trustees’ compensation	1,143	1,205
Other	28,634	34,406

Total expenses	851,450	1,012,242
Less reduction to custodian expenses	(1,503)	(1,745)
Less waivers and reimbursements of expenses	(341,358)	(473,710)

Net expenses	508,589	536,787

Net Investment Income	1,706,343	1,855,105

Realized and Unrealized Loss
Net realized loss on investments	(857,106)	(1,109,387)
Net change in unrealized depreciation on investments	(5,937,586)	(5,701,474)

Net Decrease in Net Assets Resulting from Operations	$(5,088,349)	$(4,955,756)

See accompanying Notes to Financial Statements.
55   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
Oppenheimer Rochester Maryland Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations
Net investment income	$1,706,343	$243,524
Net realized loss	(857,106)	(1,926)
Net change in unrealized appreciation (depreciation)	(5,937,586)	96,140

Net increase (decrease) in net assets resulting from operations	(5,088,349)	337,738

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,183,776)	(169,070)
Class B	(28,327)	(2,794)
Class C	(333,521)	(10,924)

	(1,545,624)	(182,788)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	29,745,627	11,068,314
Class B	683,368	378,963
Class C	12,682,815	1,891,668

	43,111,810	13,338,945

Net Assets
Total increase	36,477,837	13,493,895

Beginning of period	13,595,895	102,000 [2]

End of period (including accumulated net investment income of $224,154 and $63,435, respectively)	$50,073,732	$13,595,895

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 31, 2006.
See accompanying Notes to Financial Statements.
56   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Massachusetts Municipal Fund

	Year	Period
	Ended	Ended
	March 31,	March 31,
	2008	2007[1]

Operations
Net investment income	$1,855,105	$435,475
Net realized loss	(1,109,387)	(576)
Net change in unrealized appreciation (depreciation)	(5,701,474)	196,987

Net increase (decrease) in net assets resulting from operations	(4,955,756)	631,886

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,354,153)	(303,283)
Class B	(39,240)	(4,717)
Class C	(197,753)	(18,464)

	(1,591,146)	(326,464)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	20,748,361	16,074,435
Class B	597,761	628,692
Class C	4,984,256	2,691,655

	26,330,378	19,394,782

Net Assets
Total increase	19,783,476	19,700,204

Beginning of period	19,802,204	102,000 [2]

End of period (including accumulated net investment income of $373,586 and $109,627, respectively)	$39,585,680	$19,802,204

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Reflects the value of the Manager’s initial seed money on May 10, 2006.
See accompanying Notes to Financial Statements.
57   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

STATEMENT OF CASH FLOWS
Oppenheimer Rochester Maryland Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(5,088,349)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(48,736,208)
Proceeds from disposition of investment securities	8,759,836
Short-term investment securities, net	(9,039,139)
Premium amortization	119,634
Discount accretion	(186,489)
Net realized loss on investments	857,106
Net change in unrealized depreciation on investments	5,937,586
Increase in interest receivable	(654,316)
Increase in receivable for securities sold	(1,864,733)
Increase in other assets	(875)
Increase in payable for securities purchased	3,377,310
Increase in payable for accrued expenses	31,757

Net cash used in operating activities	(46,486,880)

Cash Flows from Financing Activities
Proceeds from bank borrowings	60,000,000
Payments on bank borrowings	(55,200,000)
Payments on short-term floating rate notes issued	(125,000)
Proceeds from shares sold	49,595,675
Payment on shares redeemed	(6,904,772)
Cash distributions paid	(963,518)

Net cash provided by financing activities	46,402,385
Net decrease in cash	(84,495)
Cash, beginning balance	322,343

Cash, ending balance	$237,848

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $539,574.
Cash paid for interest on bank borrowings-$263,490.
Cash paid for interest on short-term floating rate notes issued-$197,509.
58   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Massachusetts Municipal Fund

For the Year Ended March 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(4,955,756)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(41,011,640)
Proceeds from disposition of investment securities	18,333,948
Short-term investment securities, net	(3,688,612)
Premium amortization	155,744
Discount accretion	(159,371)
Net realized loss on investments	1,109,387
Net change in unrealized depreciation on investments	5,701,474
Increase in interest receivable	(441,453)
Increase in receivable for securities sold	(3,189,439)
Increase in other assets	(633)
Increase in payable for securities purchased	2,942,355
Decrease in payable for accrued expenses	(4,415)

Net cash used in operating activities	(25,208,411)

Cash Flows from Financing Activities
Proceeds from bank borrowings	55,400,000
Payments on bank borrowings	(54,800,000)
Payments on short-term floating rate notes issued	(190,000)
Proceeds from shares sold	42,012,575
Payment on shares redeemed	(16,624,719)
Cash distributions paid	(791,859)

Net cash provided by financing activities	25,005,997
Net decrease in cash	(202,414)
Cash, beginning balance	394,834

Cash, ending balance	$192,420

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $771,187.
Cash paid for interest on bank borrowings-$411,344.
Cash paid for interest on short-term floating rate notes issued-$235,039.
59   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS
Oppenheimer Rochester Maryland Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.97	$12.70
Income (loss) from investment operations:
Net investment income[2]	.67	.33
Net realized and unrealized gain (loss)	(2.21)	.18

Total from investment operations	(1.54)	.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.24)
Net asset value, end of period	$10.82	$12.97

Total Return, at Net Asset Value[3]	(12.23)%	4.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,232	$11,322
Average net assets (in thousands)	$22,982	$8,826
Ratios to average net assets:[4]
Net investment income	5.67%	5.40%
Expenses excluding interest and fees on short-term floating rate notes issued	1.87%	2.90%
Interest and fees on short-term floating rate notes issued[5]	0.63%	0.15%

Total expenses	2.50%	3.05%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.43%	0.95%
Portfolio turnover rate	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
60   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Maryland Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.96	$12.70
Income (loss) from investment operations:
Net investment income[2]	.59	.27
Net realized and unrealized gain (loss)	(2.22)	.18

Total from investment operations	(1.63)	.45
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.19)
Net asset value, end of period	$10.81	$12.96

Total Return, at Net Asset Value[3]	(12.90)%	3.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$931	$380
Average net assets (in thousands)	$644	$173
Ratios to average net assets:[4]
Net investment income	4.94%	4.46%
Expenses excluding interest and fees on short-term floating rate notes issued	3.06%	5.87%
Interest and fees on short-term floating rate notes issued[5]	0.63%	0.15%

Total expenses	3.69%	6.02%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.18%	1.70%
Portfolio turnover rate	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
61   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Maryland Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$12.95	$12.70
Income (loss) from investment operations:
Net investment income[2]	.58	.27
Net realized and unrealized gain (loss)	(2.21)	.17

Total from investment operations	(1.63)	.44
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.52)	(.19)
Net asset value, end of period	$10.80	$12.95

Total Return, at Net Asset Value[3]	(12.93)%	3.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,911	$1,894
Average net assets (in thousands)	$7,602	$671
Ratios to average net assets:[4]
Net investment income	4.87%	4.41%
Expenses excluding interest and fees on short-term floating rate notes issued	2.68%	4.29%
Interest and fees on short-term floating rate notes issued[5]	0.63%	0.15%

Total expenses	3.31%	4.44%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.18%	1.70%
Portfolio turnover rate	28%	1%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
62   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Massachusetts Municipal Fund

Class A Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.34	$13.70
Income (loss) from investment operations:
Net investment income[2]	.77	.57
Net realized and unrealized gain (loss)	(2.48)	.48

Total from investment operations	(1.71)	1.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.41)
Net asset value, end of period	$11.97	$14.34

Total Return, at Net Asset Value[3]	(12.27)%	7.73%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,809	$16,475
Average net assets (in thousands)	$26,956	$10,143
Ratios to average net assets:[4]
Net investment income	5.84%	5.67%
Expenses excluding interest and fees on short-term floating rate notes issued	2.23%	3.05%
Interest and fees on short-term floating rate notes issued[5]	0.72%	0.16%

Total expenses	2.95%	3.21%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.52%	0.96%
Portfolio turnover rate	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
63   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FINANCIAL HIGHLIGHTS Continued
Oppenheimer Rochester Massachusetts Municipal Fund

Class B Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.34	$13.70
Income (loss) from investment operations:
Net investment income[2]	.68	.47
Net realized and unrealized gain (loss)	(2.49)	.50

Total from investment operations	(1.81)	.97
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.33)
Net asset value, end of period	$11.97	$14.34

Total Return, at Net Asset Value[3]	(12.92)%	7.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,042	$632
Average net assets (in thousands)	$915	$195
Ratios to average net assets:[4]
Net investment income	5.10%	4.69%
Expenses excluding interest and fees on short-term floating rate notes issued	3.25%	4.92%
Interest and fees on short-term floating rate notes issued[5]	0.72%	0.16%

Total expenses	3.97%	5.08%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.27%	1.71%
Portfolio turnover rate	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
64   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Oppenheimer Rochester Massachusetts Municipal Fund

Class C Year Ended March 31,	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$14.33	$13.70
Income (loss) from investment operations:
Net investment income[2]	.67	.46
Net realized and unrealized gain (loss)	(2.49)	.50

Total from investment operations	(1.82)	.96
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.33)
Net asset value, end of period	$11.95	$14.33

Total Return, at Net Asset Value[3]	(13.01)%	7.05%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,735	$2,695
Average net assets (in thousands)	$4,666	$748
Ratios to average net assets:[4]
Net investment income	5.04%	4.59%
Expenses excluding interest and fees on short-term floating rate notes issued	3.12%	4.24%
Interest and fees on short-term floating rate notes issued[5]	0.72%	0.16%

Total expenses	3.84%	4.40%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.27%	1.71%
Portfolio turnover rate	62%	1%

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

6.	Total expenses ratio is higher than the anticipated total expense ratio of the class for future fiscal years due to the Fund’s limited operating history.

7.	Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the following annual rates: 0.80%, 1.55% and 1.55% for Class A shares, Class B shares and Class C shares, respectively.
See accompanying Notes to Financial Statements.
65   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Maryland Municipal Fund (“Maryland Fund”) and Oppenheimer Rochester Massachusetts Municipal Fund (“Massachusetts Fund”), collectively (the “Funds”), are each non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended. The investment objective of each of the Funds is to seek a high level of current interest income exempt from federal and its state income taxes for individual investors as is consistent with preservation of capital. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Funds offer Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Funds in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Funds.
Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are valued but after the close of their respective exchanges will be fair valued. Fair value
66   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Securities on a When-Issued or Delayed Delivery Basis. The Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Funds on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Funds’ net asset value to the extent the Funds execute such transactions while remaining substantially fully invested. When the Funds engage in when-issued or delayed delivery transactions, they rely on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Funds to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Funds maintain internally designated assets with a market value equal to or greater than the amount of their purchase commitments. The Funds may also sell securities that they purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2008, the Funds had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis.

	When-Issued or Delayed Delivery
	Basis Transactions

Maryland Fund	Purchased securities	$2,358,783
Massachusetts Fund	Purchased securities	2,421,397
Massachusetts Fund	Sold securities	1,279,503
Inverse Floating Rate Securities. The Funds invest in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Funds may invest up to 20% of their total assets (which includes the effects of leverage) in inverse floaters. As of March 31, 2008, inverse floaters, including the effects of leverage, were held by the following Funds.

	Inverse Floaters Including
	the Effects of Leverage	% of Total Assets

Maryland Fund	$1,775,000	2.72%
Massachusetts Fund	3,206,933	5.64
67   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Certain inverse floating rate securities are created when the Funds purchase and subsequently transfer a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Funds. The terms of these inverse floating rate securities grant the Funds the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Funds’ repurchase of the underlying municipal bond. Following such a request, the Funds pay the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchange the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Funds include the municipal bond position on their Statement of Investments (but do not separately include the inverse floating rate securities received). The Funds also include the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on their Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Funds’ Statement of Operations. At March 31, 2008, the value of municipal bond holdings are shown on the Funds’ Statement of Investments and are held by such Trusts and serve as collateral for short-term floating rate notes issued and outstanding at that date are as follows:

	Value of Municipal	Short-Term Floating
	Bond Holdings	Rate Notes Issued

Maryland Fund	$3,550,000	$2,500,000
Massachusetts Fund	5,875,002	4,535,000
At March 31, 2008, the following Funds’ residual exposure to these types of inverse floating rate securities was as follows:
Maryland Fund

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$2,500,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	12.61%	8/1/57	$1,050,000

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 47 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
68   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Massachusetts Fund

Principal	Inverse	Coupon	Maturity
Amount	Floater[1]	Rate[2]	Date	Value

$ 515,000	Puerto Rico Electric Power Authority ROLs[3]	0.00%[4]	7/1/31	$ (24,998)
3,250,000	Puerto Rico Sales Tax Financing Corp. ROLs[3]	22.75	8/1/57	1,365,000

$ 1,340,002

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table on page 52 of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.

4.	The underlying bond was purchased on a when-issued or delayed delivery basis. Therefore, the interest will be determined upon settlement.
The Funds enter into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Funds. These agreements commit the Funds to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Funds would not be required to make such a reimbursement. The Manager monitors the Funds’ potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Funds’ investment in such inverse floating rate securities, if it deems it appropriate to do so. As of March 31, 2008, in addition to the exposure detailed in the preceding table, the Funds’ maximum exposure under such agreements are estimated as follows:

Approximate Maximum Exposure

Maryland Fund	$ 2,500,000
Massachusetts Fund	4,510,002
Concentration Risk. There are certain risks arising from geographic concentration in any state. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal
69   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
income or excise tax provision is required. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Funds must satisfy under the income tax regulations, losses the Funds may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

				Net Unrealized
				Depreciation
				Based on Cost of
				Securities and Other
			Accumulated	Investments for
	Undistributed Net	Undistributed	Loss	Federal Income
	Investment Income	Long-Term Gain	Carryforward[1,2,3,4]	Tax Purposes

Maryland Fund	$274,785	$—	$859,032	$5,841,446
Massachusetts Fund	413,137	—	1,104,559	5,509,891

1.	As of March 31, 2008, the Funds had net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions as shown in the following table:

Net Capital Loss Carryforwards

Maryland Fund	$276,422
Massachusetts Fund	596,898
As of March 31, 2008, details of the capital loss carryforwards were as follows:

Maryland Fund		Massachusetts Fund
Expiring		Expiring

2016	$276,422	2015	$173
		2016	596,725

			$596,898

2.	As of March 31, 2008, the Funds had post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2016. As of March 31, 2008, the post-October losses were as follows:

Post-October Losses

Maryland Fund	$582,610
Massachusetts Fund	507,661

3.	During the fiscal year ended March 31, 2008, the Funds did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2007, the Funds did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.
70   |   OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

The tax character of distributions paid during the year ended March 31, 2008 and for the period ended March 31, 2007 was as follows:

	Year Ended	Period Ended
Maryland Fund	March 31, 2008	March 31, 2007

Distributions paid from:
Exempt-interest dividends	$1,543,722	$182,485
Ordinary income	1,902	303

Total	$1,545,624	$182,788

Massachusetts Fund
Distributions paid from:
Exempt-interest dividends	$1,589,381	$325,915
Ordinary income	1,765	549

Total	$1,591,146	$326,464

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2008 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	Federal Tax Cost	Gross Unrealized	Gross Unrealized	Net Unrealized
	of Securities	Appreciation	Depreciation	Depreciation

Maryland Fund	$65,387,802	$132,709	$5,974,155	$5,841,446
Massachusetts Fund	53,124,060	199,448	5,709,339	5,509,891
Trustees’ Compensation. The Funds have adopted an unfunded retirement plan (the “Plan”) for the Funds’ independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2008, the Funds’ projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

	Projected Benefit	Payments Made
	Obligations	to Retired	Accumulated
	Increased	Trustees	Liability

Maryland Fund	$728	$147	$935
Massachusetts Fund	746	176	1,053
71 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Funds or in other Oppenheimer funds selected by the Trustee. The Funds purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Funds’ asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Funds on any cash overdrafts of their custodian accounts during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Funds pay interest to their custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Funds, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Funds during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent
72 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Funds have authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the Funds were as follows:

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Maryland Fund	Shares	Amount	Shares	Amount

Class A
Sold	2,770,073	$33,184,121	873,908	$11,181,124
Dividends and/or distributions reinvested	37,214	434,585	1,120	14,524
Redeemed	(331,098)	(3,873,079)	(9,826)	(127,334)

Net increase	2,476,189	$29,745,627	865,202	$11,068,314

Class B
Sold	59,593	$716,948	29,175	$378,447
Dividends and/or distributions reinvested	456	5,420	42	542
Redeemed	(3,158)	(39,000)	(2)	(26)

Net increase	56,891	$683,368	29,215	$378,963

Class C
Sold	1,295,538	$15,566,531	149,735	$1,937,604
Dividends and/or distributions reinvested	8,515	99,569	431	5,576
Redeemed	(255,140)	(2,983,285)	(3,968)	(51,512)

Net increase	1,048,913	$12,682,815	146,198	$1,891,668

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,874.02 shares of Class A at a value of $100,000 and 78.74 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.
73 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended March 31, 2008		Period Ended March 31, 2007[1,2]
Massachusetts Fund	Shares	Amount	Shares	Amount

Class A
Sold	2,638,055	$35,106,457	1,164,166	$16,404,587
Dividends and/or distributions reinvested	48,201	633,714	4,865	69,749
Redeemed	(1,177,071)	(14,991,810)	(27,799)	(399,901)

Net increase	1,509,185	$20,748,361	1,141,232	$16,074,435

Class B
Sold	72,684	$964,983	47,030	$672,138
Dividends and/or distributions reinvested	1,526	20,115	220	3,149
Redeemed	(31,144)	(387,337)	(3,270)	(46,595)

Net increase	43,066	$597,761	43,980	$628,692

Class C
Sold	469,741	$6,252,494	187,173	$2,679,386
Dividends and/or distributions reinvested	8,940	117,358	856	12,269
Redeemed	(103,399)	(1,385,596)	—	—

Net increase	375,282	$4,984,256	188,029	$2,691,655

1.	For the period from July 18, 2006 (commencement of operations) to March 31, 2007.

2.	The Fund sold 7,299.27 shares of Class A at a value of $100,000 and 72.993 shares each of Class B and Class C at a value of $1,000, respectively, to the Manager upon seeding of the Fund on May 31, 2006.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2008, were as follows:

	Investment Securities
	Purchases	Sales

Maryland Fund	$48,736,208	$8,759,836
Massachusetts Fund	41,011,640	18,333,948
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with each of the Funds which provides for a fee at an average annual rate of average net assets as shown in the table below:

Fee Schedule for the Funds

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
74 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Funds. The Funds each pay OFS a per account fee. For the year ended March 31, 2008, the Funds paid the following to OFS for services to the Funds.

Maryland Fund	$8,130
Massachusetts Fund	10,651
Initial Offering and Organizational Costs. The Manager assumed all initial offering and organizational costs associated with the registration and seeding of the Funds.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Funds, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Funds’ principal underwriter in the continuous public offering of the Funds’ classes of shares.
Service Plan for Class A Shares. The Funds have adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Funds reimburse the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Funds. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Funds under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Funds have adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Funds pay the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Funds or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Funds of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Funds under the Plans are detailed in the Statement of Operations. The Distributor’s aggregate uncompensated expenses under the plan at March 31, 2008 for Class B and Class C shares were as follows:

	Class B	Class C

Maryland Fund	$27,475	$159,568
Massachusetts Fund	21,196	83,502
75 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds of sales of each Funds shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares are shown in the following table for the year ended March 31, 2008.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
	Distributor	Distributor	Distributor	Distributor

Maryland Fund	$43,122	$376	$262	$5,709
Massachusetts Fund	42,849	16,128	6,060	1,198
Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Funds for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Funds’ investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2008, the Manager reimbursed the Funds as detailed in the following table.

	Class A	Class B	Class C

Maryland Fund	$245,631	$9,732	$85,423
Massachusetts Fund	385,296	15,529	72,885
OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time. During the year ended March 31, 2008, OFS waived fees as detailed in the following table.

Class C

Maryland Fund	$572
5. Illiquid Securities
As of March 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Funds will not invest more than 15% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
76 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

6. Borrowings
The Fund can borrow money from banks in amounts up to one third of their total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds create leverage in the Funds. The use of leverage will subject the Funds to greater costs than funds that do not borrow for leverage, and may also make the Funds’ share prices more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Funds’ yields. Expenses incurred by the Funds with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
The Funds have entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables them to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1,250,000,000, collectively. To secure the loan, the Funds pledge investment securities in accordance with the terms of the Agreement. Interest is charged to the Funds, based on their borrowings, at current commercial paper issuance rates (3.1697% as of March 31, 2008). The Funds pay additional fees annually to their lender on their outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. The Funds have the right to prepay such loans and terminate their participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2008, the Funds had borrowings outstanding at an interest rate of 3.1697%. Details of the borrowings for the year ended March 31, 2008 are listed in the following table.

	Maryland Fund	Massachusetts Fund

Average Daily Loan Balance	$5,365,301	$7,548,634
Average Daily Interest Rate	5.029%	5.024%
Fees Paid	$17,618	$24,979
Interest Paid	$263,490	$411,344
7. Recent Accounting Pronouncement
In September 2006, Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of March 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
77 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Maryland Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Maryland Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Maryland Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
78 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of
Oppenheimer Rochester Massachusetts Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Massachusetts Municipal Fund, including the statement of investments, as of March 31, 2008, the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Massachusetts Municipal Fund as of March 31, 2008, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period July 18, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2008
79 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

FEDERAL INCOMETAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Funds during calendar year 2007. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.
None of the dividends paid by the Funds during the fiscal year ended March 31, 2008 are eligible for the corporate dividend-received deduction. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable. The percentages of dividends that were derived from interest on municipal bonds and are not subject to federal income taxes are as follows:

Maryland Fund	99.88%
Massachusetts Fund	99.89
The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
80 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
81 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 65	General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995 December 2007); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Member of Zurich Financial Investment Management Advisory Council (insurance) (2004-2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 68	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); President, Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 67	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
82 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Robert G. Galli, Trustee (since 2006) Age: 74	A director or trustee of other Oppenheimer funds. Oversees 64 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths, Trustee (since 2006) Age: 69	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 65	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 76	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 67	Director of C-TASC (bio-statistics services) (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994 December 2001). Director of C-TASC (a privately-held bio-statistics company) (since May 2007). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2006) Age: 60	President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Vice President, Secretary and Treasurer of Wold Trona Company, Inc. (soda ash processing and production) (1996-2006); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
83 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS Continued

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer and Trustee (since 2006) Age: 58	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zack, Gillespie and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey, Wixted, Petersen, Szilagyi and Ms. Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Fielding, Loughran, Cottier and Willis, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald H. Fielding, Vice President and Senior Portfolio Manager (since 2006) Age: 59	Senior Vice President of the Manager (since January 1996). Chief Strategist, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2006) Age: 44	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
84 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 36	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 35	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 57	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997 February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2006) Age: 37	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 port folios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2006) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 59	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of
85 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

TRUSTEES AND OFFICERS Continued

Robert G. Zack, Continued	Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2006) Age: 40	Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 103 portfolios in the OppenheimerFunds complex.

Phillip S. Gillespie, Assistant Secretary (since 2006) Age: 44	Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice President (2000-September 2004), Director (2000 September 2004) and Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2006) Age: 42	Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
86 | OPPENHEIMER ROCHESTER STATE SPECIFIC MUNICIPAL FUNDS

Item 2.  Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3.  Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, a member of the Board’s Audit Committee, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $31,200 in fiscal 2008 and $25,000 in fiscal 2007.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $1,342 in fiscal 2008 and $1,500 in fiscal 2007.
The principal accountant for the audit of the registrant’s annual financial statements billed $256,236 in fiscal 2008 and $150,954 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: agreed upon procedures, internal control reviews, consents for registration statements and professional services relating to FAS 123R review.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $ no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $257,578 in fiscal 2008 and $152,454 in fiscal 2007 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5.  Audit Committee of Listed Registrants
Not applicable.
Item 6.  Schedule of Investments.
Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8.     Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10.   Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11.  Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.  Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Rochester Massachusetts Municipal Fund

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	05/14/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	05/14/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	05/14/2008